Exhibit 10.59

NON-DISCLOSURE AND NON-COMPETITION AGREEMENT
保密与不竞争协议

This NON-DISCLOSURE AND NON-COMPETITION AGREEMENT (this “Agreement”) is entered into by and between the following parties as of May 18, 2010 in the People’s Republic of China (the “PRC”).

本保密与不竞争协议（下称“本协议”）由以下双方于2010年5月18日在中华人民共和国（下称“中国”）签署。

Party A: Guangxi Liuzhou Baicaotang Medicine Limited
甲方：Guangxi Liuzhou Baicaotang Medicine Limited
 Address: No. 102 Chengzhan Road, Liuzhou City, Guangxi Province
地址：中国广西省柳州市城站路102号
Legal Representative: Hui Tian Tang
法定代表人：唐恢天

Party B: Xiaoyan Zhang
乙方: 张晓艳
ID/Passport Number: R062138(1)
身份证/护照号码：R062138(1)
Address: No. 102, Chenzhan Road, Liuzhou City, Guangxi Province, P.R.C.
地址：中国广西省柳州市城站路102号

In consideration of Party B's employment or continued employment with Party A, and the compensation now and hereafter paid to Party B by Party A, the Parties hereby agree to enter into this Agreement. For the purposes of this Agreement, "Group" means Party A and any entity which is established by Party A for the time being and from time to time, the holding company, parent or subsidiary or affiliate of Party A, or any subsidiary or office of the holding company of Party A.
鉴于乙方受聘于甲方，并从甲方获得报酬，双方愿意接受并签署本协议。本协议中，“集团”包括甲方及其已设立或将设立的主体，甲方的控股公司、母公司、下属公司及关联方，以及甲方的控股公司的任何下属公司或办事处。

1.
Employment. Party B acknowledge that the terms and conditions of his/her employment with Party A is provided for in a separate employment agreement between the Parties and no provision of this Agreement shall be construed as confirmation of Party B's employment with Party A.

聘用。乙方同意与甲方的聘用条款与条件由双方另行签订的聘用合同作出规定，本协议条款不应被解释为对聘用关系的确认。

2.	Business: pharmaceutical distribution, retail pharmacy and manufacturing of pharmaceuticals

业务：药品分销，零售药店和药品生产业务。

3.	Confidential Information
秘密信息

Confidential Information in this Agreement includes:
本协议中的秘密信息包括：

3.1
Company Information.  Company Information means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, patterns, plans, compilations, inventions and developments, products, formulas, designs, prototypes, methods, techniques, processes, procedures, computer programs and software (whether as source code or object code), database, development plans, records for research and development, technical report, inspection report, experimental data, operation manual, technical documentation, technologies, hardware configuration information, yield data, equipment modifications, services, customer lists and customers (including, but not limited to, customers of Party A and/or any other member of the Group on whom Party B called or with whom Party B became acquainted during the term of Party B's employment with Party A), supplier lists, partners, markets, pricing, marketing, finances, salary, legal business or other business information of the Group disclosed to Party B or obtained by Party B from Party A and/or any other member of the Group either directly or indirectly in writing, orally or by drawings or observation of parts or equipment.  Confidential Information may be a complete set of plan, documentation or product, and may also be part of the information or elements of the complete set of plan, documentation or product.  The Parties further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of Party B or of others who were under confidentiality obligations as to the item or items involved.

甲方信息。甲方信息包括任何专有信息，技术资料，商业秘密或专有技术，包括但不限于调查研究、模式、计划、汇编物、发明与创造、产品、公式、设计、模型、方法、技术、过程、程序、计算机程序及软件（无论是源代码或目标代码）、数据库、开发计划、研究开发记录、技术报告、检测报告、实验数据、操作手册、技术文档、技术、硬件配置信息，产量，设备变更、服务、客户名单和客户（包括但不限于乙方在受聘期间走访或认识的甲方的和/或集团其他成员的客户）、供应商名单、合作方、市场、定价、营销、财务、工资、法律事务以及向乙方透露的、乙方直接或间接从甲方或集团其他成员获得的书面的或口头的、从图纸或对设备和部件的观测中获得的集团其他商业信息。秘密信息可以是一份完整的方案、文件或产品，也可以是某一方案、文件或产品中的部分数据或部分要素。双方进一步理解秘密信息不包括上述项目中已经公开的和乙方或有相关保密义务的其他人通过正当手段通常可以获得的信息。

3.2
Third Party Information.  Party B recognize that Party A and/or other members of the Group have received and in the future will receive from third parties, including subsidiaries and affiliated companies of Party A, their confidential or proprietary information subject to a duty on Party A’s part and/or the part of other members of the Group to maintain the confidentiality of such information and to use it only for certain limited purposes.  Party B agrees to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out his/her work for Party A consistent with the agreement(s) Party A and/or a member of the Group has entered into with such third party.

第三方信息。乙方知道甲方和/或集团其他成员已从或将从包括甲方的下属公司和关联公司在内的第三方获得秘密信息或专有信息，甲方和/或集团其他成员都有义务对这些信息保密，并只可用于某些特定目的。若非为完成依甲方和/或集团其他成员与第三方的协议约定的工作之必要时，乙方将严守秘密，不向任何个人、合伙或公司披露或使用任何该秘密信息和专有信息。

4.	Media of Confidential Information
秘密信息的载体

4.1
All documents, information, photographs, diagrams, notes, reports, letters, faxes, magnetic tapes, disks, prototypes, apparatus and any other forms of media, which are containing Confidential Information of Party A and held or kept by Party B in need of his/her work, shall be owned by Party A, no matter whether the Confidential Information is of business value.

乙方因职务上的需要所持有或保管的一切记录有甲方秘密信息的文件、资料、照片、图表、笔记、报告、信件、传真、磁带、磁盘、仪器以及其他任何形式的载体均归甲方所有，无论这些秘密信息有无商业上的价值。

4.2
Party B shall return Party A all the properties and media contained Confidential Information owned by Party A upon Party A's so request or Party B's dismissal (whatever the reason is), and shall not reproduce, hold or give the media herein above to any other person without authorization of Party A.

乙方应当于离职（无论何种原因）时，或者于甲方提出请求时，返还属于甲方的全部财物和载有甲方秘密信息的一切载体，不得将这些载体擅自复制、保留或交给其他任何人。

4.3
If the aforesaid media contained Confidential Information of Party A belong to Party B, Party A shall make corresponding economic compensation equivalent of the value of the media itself to Party B when Party B returns such media to Party A.

若上述记录有甲方秘密信息的载体是乙方自备的，在乙方返还这些载体时，甲方应给予乙方相当于载体本身价值的经济补偿。

5.	Maintenance of Confidentiality
保密

5.1
Party B agrees at all times during the term of his/her employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of Party A or the benefit of the Group, or to disclose, publicize, release, impart, transfer, to any person, firm or corporation (including other employees who are not entitled to know Confidential Information in accordance with Party A's internal administrations) without written authorization of Party A, any Confidential Information.  Party B agrees that he/she shall secure and keep such Confidential Information confidential and shall protect and safeguard the Confidential Information against any unauthorized use, disclosure, report, transfer or publication with at least the same degree of care as it uses for its own confidential or proprietary information, but in no event use less than reasonable care;

在受聘期间及之后，乙方保证将严守甲方秘密，除非为甲方或集团的利益，不会使用任何秘密信息，未获得甲方的书面授权不得向任何个人、合伙或公司（包括按照甲方的保密规定无权知悉该项秘密信息的甲方其他职员）披露、传播、公布、发表、传授、转让任何秘密信息。乙方同意将对这些秘密信息保密，并至少以使用自己的保密或专有信息一样小心的程度但任何情况都不低于合理的谨慎来保护和维护秘密信息不被擅自使用、披露、报道、转让或出版。

5.2
Except for the benefit of Party A or the benefit of the Group, Party B shall not take any Confidential Information and media contained Confidential Information out of Party A's office without written authorization of Party A.

除非为甲方或集团的利益，未经甲方事先书面同意，乙方不得将任何秘密信息和载有秘密信息的载体带出甲方的办公场所之外。

5.3
It will be regarded that Party A has agreed that Party B may disclose or use Confidential Information once Party B's supervisor of Party A has agreed in writing Party B to do so, provided that Party A has clearly stated in advance that such superior manager had been granted such power.

乙方的上级主管书面同意乙方披露、使用秘密信息的，视为甲方已同意这样做，前提是甲方已事先声明该主管人员拥有此项权限。

5.4
Except for the benefit of Party A or the benefit of the Group, Party B shall not  inquiry, disclose or discuss the salary, bonus, welfare, option or any other payments to or with any other persons except for the direct relatives of Party B.

除非为甲方或集团的利益，乙方不得与任何其他主体（乙方的直接亲属除外）探听、披露或讨论薪金、奖金、福利、期权或任何形式的报酬事宜。

6.	Intellectual Property Rights
知识产权

6.1
Works Retained and Licensed. Party B have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by him/her prior to his/her employment with Party A (collectively referred to as "Prior Works"), which belong to Party B and relate to Party A’s current and proposed business, products or research and development, and which are not assigned to Party A; or, if no such list is attached, Party B represent that there are no such Prior Works.  If in the course of Party B employment with Party A, Party B incorporate into a product, process or machine of Party A and/or any other member of the Group the Prior Works owned by Party B or in which Party B have an interest, Party A is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Works as part of or in connection with such product, process or machine.

作品持有和许可。附件A清单所列为乙方于受聘前所拥有的所有发明创造、原创作品著作权、技术开发，技术改进和商业秘密（统称为“在先作品”），这些在先作品为乙方所有，与甲方当前或潜在业务、产品或研发有关，尚未转让给甲方；如果没有该附件清单，则表示乙方不拥有此类在先作品。若乙方受聘于甲方期间，将乙方拥有的或有利益关系的在先作品与甲方和/或集团其他成员的产品、程序或机器设备整合，甲方即被授予并拥有非排他的、免费的、不可撤销的、永久和世界范围内的许可，可以将该在先作品作为该产品、程序或机器设备的一部分或与其一道进行制作、修改、使用或销售。

6.2
Disclosure.  Party B agrees that Party B will promptly make full written disclosure to Party A or its designee, will hold in trust for the sole right and benefit of Party A, all his/her right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, processes, copyright works, know-how, any other work’s information or matter which gives rise or may give rise to any intellectual property of whatsoever nature, whether or not patentable or registrable under any law of any country, which Party B may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period that Party B is in the employ of Party A (collectively referred to as "Works").

披露。乙方同意将乙方受聘期间，由乙方单独或合作构思、开发及付诸实施的，或促成构思、开发及付诸实施的发明、原创作品著作权、技术开发、观念、技术改进、设计、发现、思想、商标、商业秘密、程序、版权作品、技术诀窍和其他包含或可能包含任何知识产权属性或不论依照一国法律是否具有专利权或注册登记权属性的任何作品的信息或内容（统称为“作品”）中的全部资料、技术秘密和商业秘密披露给甲方或其指定者。

6.3
Intellectual Property Rights.  The Parties acknowledge that Party A or its designee, has the absolute title, right or interest in and to any and all Works made by Party B (solely or jointly with others) during the period of Party B's employment with Party A or within one year after Party B's dismissal, and which are the duties of Party B  or the tasks assigned to him by Party A or its designee, or which are created mainly with the materials and technical resources of Party A or its designee and under Party A or its designee's responsibility.  Those Works are the "service invention-creation (zhi wu fa ming)" and "works made for hire (zhi wu zuo pin)" as defined under the patent and copyright laws of the People’s Republic of China.  Party B understands and agrees that the decision whether or not to commercialize or market Works is within Party A’s sole discretion and for the sole benefit of Party A and/or any other member of the Group.  Party B shall put forward written applications if he/she claims for authorship of the works made by him during the period of Party B's employment with Party A, and Party B is entitled to such works upon written confirmation of Party A that such works are not Works made for hire (zhi wu zuo pin).  The works made by Party B for which Party B does not claim will be regarded as the Works made for hire.  In respect of such works of Party B which are not the Works but related to the business of Party A or the Group, Party A or any member of the Group shall have a preemptive right to acquire for itself or its nominee all or any part (at Party A's option) of Party B's rights therein within three (3) months of Party B's disclosure to Party A of such works.

知识产权。双方确认，乙方在甲方任职期间，因基于职务、履行单位分派的任务或者主要是利用甲方的物质条件、业务信息等产生的作品，或无论何种原因乙方从甲方离职在离职之日起一年内完成的与其在甲方承担的本职工作或分配任务或业务有关的作品，甲方享有绝对的所有权、权利和利益，上述作品依中华人们共和国专利法和著作权法的定义属于职务发明和职务作品。乙方

理解并同意甲方有权为了甲方和/或其他集团成员的单独利益自行决定是否将作品商业化或出售。乙方在任职期间完成的成果，乙方主张其本人享有知识产权的，应当及时向甲方书面申明。经甲方书面确认，认为确属非职务成果的，由乙方享有知识产权。乙方没有申明的，推定其为职务作品。如某些作品不属于前述职务作品，但与甲方或集团业务有关，在乙方向甲方披露此作品之日起三个月内，甲方及集团其他成员对该成果中的全部或部分权利（依甲方的选择而定）有优先购买权。

6.4
Maintenance of Records.  Party B agrees to keep and maintain adequate and current written records of all Works made by Party B (solely or jointly with others) during the term of his/her employment with Party A.  The records will be in the form of notes, sketches, drawings, and any other format.  The records will be available to and remain the sole property of Party A at all times.

文档保管。乙方同意在受聘期间适时记录并保管好由乙方单独或与他人合作完成的所有作品的书面文档。该文档可以是记录表、梗概、图纸或任何其他格式。甲方有权随时获取这些文档并对其拥有单独的所有权。

6.5
Patent and Copyright Registrations.  Party B agrees to assist Party A, or its designee, at Party A's expense, in every proper way to secure Party A's (or its designee's) rights in the Works and any copyrights, patents or other intellectual property rights relating thereto in any and all countries, including the disclosure to Party A of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which Party A shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to Party A, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Works, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.  Party B further agrees that his/her obligation to execute or cause to be executed, when it is in his/her power to do so, any such instrument or papers shall continue after the termination of this Agreement.

专利和版权登记。乙方同意由甲方承担费用以所有适当的方式协助甲方或其指定者在某一或所有国家保护甲方作品的权利、著作权、专利权及其他有关知识产权，包括向甲方披露所有有关的信息和数据，签署制作各种申请书、说明书、保证、转让文件及其他所有甲方认为申请和获得这些权利，或向甲方及其继任人、受让人、被提名的人转让和转移这些作品的独占与排他的权利、资格和利益时必要的凭据。而且乙方同意在本协议终止后且在乙方力所能及的情况下，仍将继续履行签署或促使签署该相关凭据或文件的义务。

7.
Conflicting Employment.  Party B agrees that, during the term of his/her employment with Party A, Party B will provide full-time services to Party A and will not accept, provide or engage in, directly or indirectly any other employment, occupation, consulting or other business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment, nor will Party B engage in any other activities that conflict with his/her obligations to Party A. Without unanimous written consent from the Board of Directors of Party A, Party B shall not acquire any shares or interests of other companies which have business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment other than that have been disclosed to Party A upon the execution of this Agreement.

职业冲突。在受聘于甲方期间，乙方将为甲方提供全职服务且不会直接或间接接受、提供或从事与甲方及/或集团现有或将来业务相关的任何其他实体的聘任、职位、咨询服务或其他业务活动，也不会从事与乙方对甲方所负义务冲突的其他活动。未经甲方董事会书面一致同意，在受聘于甲方期间, 乙方不得持有其他任何从事与甲方及/或集团现有或将来业务相关的任何其他公司的股权或权益，除非乙方在本协议签署之日前已向甲方披露其在上述公司的持股情况。

8.	Non-competition.
竞业禁止

8.1
Party B agrees that during the course of his/her employment and for a period of 24 months (the “Non-competition Term”) (Party A shall be entitled to waive or reduce the Non-competition Term at its own discretion, Party B’s non-competition obligation hereunder will be automatically released provided Party A fails to pay the Compensation in accordance with the section 8.4; in such case, Party A has no obligation to send any notice to Party B for such automatic release) immediately following the termination of his/her relationship with Party A for any reason, whether with or without good cause or for any or no cause, voluntarily or involuntarily, with or without notice, Party B will not, without the prior unanimous written consent of the Board of Director of Party A, (i) serve as a partner, employee, consultant, officer, director, manager, agent, associate, investor, or otherwise for, (ii) directly or indirectly, own, purchase, organize or take preparatory steps for the organization of, (iii) build, design, finance, acquire, lease, operate, manage, invest in, work or consult for or otherwise affiliate Party B with, any business, in competition with or otherwise similar to Party A's business, as stated under Section 2 of this Agreement.  The foregoing covenant shall cover Party B's activities in every part of the Territory in which Party B may conduct business during the term of such covenant as set forth above.  "Territory" shall mean (a) the People's Republic of China, (b) Taiwan, (c) Hong Kong, (d) Macao, (e) the United States of America, and (f) all other countries and/or regions of the world.

乙方同意在受聘期间及无论因何种原因、有意或无意、自愿或非自愿、有无事前通知而与甲方终止聘用关系后的24个月内（下称“竞业禁止期”）（甲方可以自主决定放弃或缩短该竞业禁止期限，一旦甲方停止向乙方支付本协议第8.4条约定的补偿金，则视为甲方豁免了乙方相应的竞业禁止义务，同时甲方无需书面通知乙方该等豁免），在没有事先取得甲方董事会书面一致同意的情况下，乙方都不会：(i) 担任同甲方及/或集团业务形成竞争关系或有相似业务的实体的合伙人、雇员、顾问、管理人员、董事、经理、代理人、合作者、投资者等；(ii) 直接或间接地拥有、购买、设立组织或筹备设立组织而同甲方及/或集团业务形成竞争或相似业务关系；(iii) 从事建立、设计、融资、收购、租赁、运作、管理、投资、工作、提供咨询、使乙方成为内部人或其他业务而同本协议第二项下所述的甲方业务形成竞争或相似业务关系；上述约定将涵盖规定期间内乙方将从事业务活动的任一地域范围。“地域”是指(a) 中国大陆；(b) 台湾；(c) 香港；(d) 澳门； (e) 美国；(f) 其他国家和地区。

8.2
Party B acknowledge that Party B will derive significant value from Party A's agreement to provide Party B with that Confidential Information of Party A and/or any member of the Group to enable Party B to optimize the performance of Party B's duties to Party A.  Party B further acknowledge that Party B's fulfillment of the obligations contained in this Agreement, including, but not limited to, Party B's obligation neither to disclose nor to use the Confidential Information of Party A or any member of the Group other than for Party A's exclusive benefit and Party B's obligation not to compete contained in subsection (a) above, is necessary to protect the Confidential Information of Party A or any member of the Group and, consequently, to preserve the value and goodwill of Party A.  Party B further acknowledge the time, geographic and scope limitations of Party B's obligations under Section 8.1 above are reasonable, especially in light of Party A's and the Group's desire to protect their Confidential Information, and that Party B will not be precluded from gainful employment if Party B is obligated not to compete with Party A during the period and within the Territory as described above.

乙方承认将从甲方提供的包含甲方和/或集团其他成员的秘密信息的协议中获益非浅，该信息可使乙方更好地履行对甲方的职责。此外，乙方承认完全履行本协议的义务，对于保护甲方和/或集团其他成员的秘密信息从而保护甲方的价值与商誉而言是十分必要的，这些义务包括但不限于，除非为甲方的专门利益不得披露和使用甲方及集团其他成员得秘密信息的义务，以及上述8.1款所含的竞争禁止义务。上述8.1款中的对乙方义务的时间、地理及范围的限制是合理的，尤其是就甲方和集团保护秘密信息的要求而言。若乙方不在上述规定的期间和地域内从事与甲方竞争的行为，则不会发生解聘。

8.3
The covenants contained in Section 8.1 above shall be construed as a series of separate covenants, one for each city, county and state of any geographic area in the Territory.  Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 8.1 above.  If, in any arbitration proceeding, the arbitration panel refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced.  In the event the provisions of Section 8.1 above are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, then permitted by such law.

上述8.1款中的约定可视为由基于地域范围内的每一城市、州县、国家等一系列的独立约定组成。除地理位置不同外，每一独立约定的内容与上述8.1款是完全相同的。在仲裁程序中，若仲裁庭拒绝执行任何个别的约定（或其中一部分），该无法执行的约定将被排除于本协议，以保证其他约定可被执行。如果8.1款中的规定超出了法律允许的时间、地域和范围限制，则该规定将变更为法律允许的时间、地域和范围限制的上限。

8.4
Party B further agrees that Party B will be compensated by Party A upon the termination of Party B's employment with Party A and for the performance of the covenants that Party B make in this Section 8 of this Agreement (hereinafter “Compensation”).  The total amount of Compensation shall be the twelve times of monthly-salary based on the month when leaving the employ or the lowest amount as required by law, whichever is higher(In the case of Party A waive the requirement of non-competition or reduce the period, the compensation shall be canceled or reduced in proportion respectively). The Compensation will be paid monthly within the Non-competition Term.

乙方同意因终止聘用关系并为了履行本协议第8条的约定，乙方将从甲方获得补偿（简称“补偿金”）。补偿金的总额为离职前当月月工资额的12倍与现行法律规定的最低额相比较较高的金额(如果甲方放弃对于乙方的竞业禁止的要求或者缩短竞业禁止的期限，该等补偿金应当相应取消或者按比例减少)。该补偿金将由甲方在竞业禁止期内按月向乙方支付。

9.
Returning Party A's Documents.  Party B agrees that, at the time of leaving the employ of Party A, Party B will deliver to Party A (and will not keep in Party B's possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by Party B pursuant to Party B's employment with Party A or otherwise belonging to Party A and/or any other member of the Group, their successors or assigns.

归还甲方文件。乙方同意在离开甲方时，应将所有受聘于甲方期间而产生的设计、文档、数据、记录、报告、计划、清单、信件、说明书、规划图纸、梗概、材料、设备、其他文件或所有物及
述项目的副本或任何其他属于甲方和/或集团其他成员及其承继者和受让人的资料交还给甲方（乙方不得占有、复制或交给其他人）。

10.
Liability for Default.  In the event that Party B breaches this Agreement and causes any damages of Party A, he/she shall be liable for such breach and shall compensate all damages resulting thereof. The amount of compensation may be deducted directly from Party B's salary, bonus and other incomes paid by Party A after Party B is informed and has confirmed in written form.

违约责任。如果乙方违约给甲方造成损失的，乙方应承担违约责任并赔偿甲方的损失。损失赔偿可以在告知乙方并获得乙方书面确认后，从乙方的工资报酬、奖金和其它收入中直接扣除。

11.
Notification of New Employer.  In the event that Party B leave the employ of Party A, Party B hereby grant consent to notification by Party A to his/her new employer about his/her rights and obligations under this Agreement.

通告新雇主。乙方在此同意，若乙方离职，甲方可将乙方在本协议项下的权利义务通告乙方的新雇主。

12.
Solicitation of Employees.  Party B agrees that for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without cause, Party B shall not either directly or indirectly solicit, induce, recruit or encourage any employees of Party A and/or any other member of the Group to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of Party A and/or any other member of the Group, either for himself/herself or for any other person or entity.

拉拢员工。乙方同意无论因什么原因或理由而终止乙方同甲方的聘用关系后的24个月内（“竞业禁止期”），不得为自己、其他任何个人或实体，直接或间接地拉拢、唆使、招募、怂恿甲方和/或集团其他成员的雇员离职，不得带走前述雇员，也不得企图为前述行为。

13.	Conflict of Interest Guidelines. Party B agrees to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit B hereto.
利益冲突方针。乙方同意坚决地遵守本合同附件B的《利益冲突方针》。

14.	Anti-Corruption Policy. Party B agrees to diligently adhere to the Anti-Corruption Policy of Party A attached hereto as Exhibit C.
反腐败政策。乙方同意坚决地遵守本合同附件C的《反腐败政策》。

15.
Representations.  Party B agrees to execute any warranties or verify any proper document required to carry out the terms of this Agreement.  Party B represent that his/her performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Party B in confidence or in trust prior to his/her employment by Party A.  Party B has not entered into, and Party B agrees he/she will not enter into any oral or written agreement in conflict herewith.

陈述。为履行本协议条款的规定，乙方将履行承诺或核实必要的文件。乙方履行本协议条款时不会构成对在受聘于甲方前乙方获得的任何受保密措施保护的专有信息的保密约定的违反。乙方未曾也不会达成任何与本协议相矛盾的口头或书面协议。

16.	Resolution of Dispute.
争议解决

16.1
Resolution of Dispute.  Any dispute arising out of the interpretation and performance of this contract shall be settled through friendly consultation between the Parties.  If the parties fail to reach a solution through friendly consultation, one or both parties can bring such dispute to the competent Labor Dispute Arbitration Commission within sixty (60) days of the dispute. Unless otherwise provided by relevant laws and/or regulations, in case the parties have no disagreement to the arbitral award of such Labor Dispute Arbitration Commission, such arbitral award is final and binding upon the parties.  In case any party is not satisfied with the decision of the arbitration, the party may bring a lawsuit before the competent court or apply to the competent court for revoking the arbitral decision.

争议解决。本协议解释和履行过程中产生的任何争议应通过双方友好协商解决。未能通过友好协商解决的，一方或双方可以将争议自发生之日起六十（60）日内提交给有管辖权的劳动争议仲裁委员会申请仲裁。除相关法律法规另有规定外，双方对该劳动争议仲裁委员会的仲裁裁决无异议的，该仲裁裁决即为终局裁决，对双方均有约束力；若任一方对仲裁裁决不服的，可依法向有管辖权的法院申请撤销仲裁裁决或提起诉讼。

16.2	Consideration. Party B understand that each party’s promise to resolve claims in accordance with the provisions of this agreement, is consideration for other party’s like promise.
谅解。乙方理解任一方允诺将根据本协议的规定的方式解决索赔，是对对方类似允诺的谅解。

17.	General Provisions
一般规定

17.1	Governing Law. This Agreement will be governed by the laws of the People's Republic of China, without reference to choice of laws or conflict of laws principles.
适用法律。本协议受中华人民共和国法律管辖，且不受其法律选择和法律冲突原则的影响。

17.2
Entire Agreement.  This Agreement sets forth the entire agreement and understanding between Party A and Party B relating to the subject matter herein, supersedes any prior agreement(s) between us regarding the subject matter herein, and merges all prior discussions between us.  No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged.  Any subsequent change or changes in Party B's duties, salary or compensation will not affect the validity or scope of this Agreement.

完整协议。本协议是对甲方与乙方间有关标的事项的完整规定，取代此前双方在这方面的任何协议，并涵盖此前双方的所有讨论。非经双方书面同意，任何对于本协议的变更和修改以及对于协议项下权利的放弃都视为无效。乙方职责、薪水和补偿方面的任何变化都不影响本协议的效力和范围。

17.3	Severability. If one or more of the provisions in this Agreement are deemed void by law, the remaining provisions will continue in full force and effect.
独立性。本协议任何条款被依法视为无效，并不影响其他条款的执行与效力。

17.4
Successors and Assigns.  This Agreement will be binding upon Party B's heirs, executors, administrators and other legal representatives and will be for the benefit of Party A, its successors, and its assigns.

继任者与受让者。本协议对乙方的继承人、遗嘱执行人、管理者或其他法定代表均有约束力，也将维护甲方及其继任者与受让者的利益。

17.5	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one agreement.
副本。本协议可签署多份副本，各副本效力同等，共同构成一份协议。

Party A: Guangxi Liuzhou Baicaotang Medicine Limited
甲方：Guangxi Liuzhou Baicaotang Medicine Limited

Name: Hui Tian Tang
姓名：唐恢天

By:/s/Hui Tian Tang
签署：______________________
Date:
日期:

Party B: Xiaoyan Zhang
乙方：张晓艳

By:/s/ Xiaoyan Zhang
签署：______________________
Date:
日期:

EXHIBIT A
附件A

LIST OF ALL INVENTION, ORIGINAL WORKS OF AUTHORSHIP,
DEVELOPMENTS, IMPROVEMENTS AND TRADE SECRETS

所有发明创造、原创作品著作权、技术开发，技术改进和商业秘密明细

[PLEASE LIST ALL APPLICABLE INVENTIONS, ETC BELOW]

[请在下面列举所有相关的发明创造，其它项目等]

None

__________________________

__________________________

__________________________

__________________________

___________________________

EXHIBIT B
附件B

Guangxi Liuzhou Baicaotang Medicine Limited
CONFLICT OF INTEREST GUIDELINES
利益冲突方针

It is the policy of Guangxi Liuzhou Baicaotang Medicine Limited, its subsidiaries, affiliates, successors or assigns (together, the "Company") to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics.  Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of Party A.  The following are potentially compromising situations which must be avoided.  Any exceptions must be reported to the President and written approval for continuation must be obtained.
本方针由Guangxi Liuzhou Baicaotang Medicine Limited及其下属公司、关联机构、继任者和受让人（统称“公司”）为了严格遵守法律原则与精神，遵循最高准则的商业道德规范而制定并用以执行公司各项事务。相应地，所有的管理人员、雇员和独立的合同方应避免与该方针或公司利益相冲突或可能相冲突的任何行为。下面列示了一些应避免的潜在的情况。发现任何违反行为必须向总裁/总经理报告以获得下步行动的书面批准。

1.
Revealing confidential information to outsiders or misusing confidential information.  Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to Party A is intended.  (The Confidential Information, Invention Assignment and Non-Competition Agreement elaborates on this principle and is a binding agreement.)

向外部泄露或滥用秘密信息。不论是否为个人利益、是否有意或是否对公司造成损害，未经授权而泄露信息都构成对本方针的违反。（详见保密与不竞争协议的规定）

2.	Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to Party A.
接受或索要可能对公司造成不利影响或使公司处于不利地位的贵重礼物、超标款待、优惠或报酬。

3.	Participating in civic or professional organizations that might involve divulging confidential information of Party A.
参加可能导致泄露公司秘密信息的普通或专业组织。

4.
Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement (other than as officers of Party A appointed by the board of directors of Party A).

提出或批准可能影响与之有亲属关系或明显有个人或社会利害关系的雇员或申请者的奖金或惩罚的人事举措（董事会任命的公司管理人员除外）。

5.	Initiating or approving any form of personal or social harassment of employees.
对雇员进行任何形式的人身或公开骚扰。

6.
Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of Party A.

投资于或在供应商、客户、竞争公司担任管理职位，包括金融性投机，而这些投资或任职可能以某种方式对公司的决定和行动过程构成影响。

7.	Borrowing from or lending to employees, customers or suppliers.
与雇员、客户或供应商有资金借贷关系。

8.	Acquiring real estate of interest to Party A.
取得与公司利益有关的不动产。

9.	Improperly using or disclosing to Party A any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.
在保密义务存在时不适当地使用或向公司披露任何前任、共同雇主、其他个人或实体的专有信息或商业秘密。

10.	Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.
不正当地同竞争公司及其雇员讨论价格、成本、客户、销售或市场。

11.	Making any unlawful agreement with distributors with respect to prices.
与分销商就价格达成非法协议。

12.	Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.
不适当地使用或授权使用属于其他个人或单位的发明创造而导致索赔。

13.	Engaging in any conduct which is not in the best interest of Party A.
从事任何损害公司利益的行为。

Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review.  Violations of this conflict of interest policy may result in discharge without warning.
任何管理人员、雇员和独立合同方必须采取一切必要行动确保遵守该方针，并将问题提请高层管理人员关注与审查。违反该利益冲突方针可能导致未经警告即遭解雇。

EXHIBIT C
附件C

Guangxi Liuzhou Baicaotang Medicine Limited
ANTI-CORRUPTION POLICY
反腐败政策

The following policies are made and will be enforced by Guangxi Liuzhou Baicaotang Medicine Limited, its subsidiaries, affiliates, successors or assigns (together, the "Company") that:
本政策由展Guangxi Liuzhou Baicaotang Medicine Limited及其下属公司、关联机构、继任者和受让人（统称为“公司”）制定执行：

1.
The use of Company funds or assets for any unlawful or improper purpose is strictly prohibited.  No payment shall be made to, or for the benefit of, government employees for the purpose of, or otherwise in connection with, the securing of sales to or obtaining favorable action by a government agency.  Gifts of substantial value to or lavish entertainment of government employees are prohibited since they can be construed as attempts to influence government decisions in matters affecting Party A's operation.  Any entertaining of public officials, or the furnishing of assistance in the form of transportation or other services should be of such nature that the official's integrity or reputation will not be compromised.

禁止非法或为不当目的而使用公司资金或资产。不得为了与销售有关的目的或为了取得政府机关的支持而给政府雇员好处或报酬。禁止可能被理解成企图对政府部门就公司有关运营方面决策造成影响而赠送贵重礼品给政府雇员或铺张的款待政府雇员。对官员的招待和交通辅助设施的配备或提供的其他服务以不损害官员的正直和名誉为原则。

2.
The offer, payment or promise to transfer in the future company funds or assets or the delivery of gifts or anything else of value to the officials, the political parties or officials or candidates of the political parties is strictly prohibited for the purpose of influencing any act or decision of any such person in his or her official capacity, including the decision to fail to perform his or her official functions or to use such persons or party’s influence with a the government or instrumentality in order to affect or to influence any act or decision of such government or instrumentality in order to assist Party A in obtaining or retaining business for or with, or directing business to any person or entity.

严格禁止向官员、政党、政党官员或其候选人提供、支付或承诺转让公司资金或资产、赠送礼物或其他有价值的东西，以对其职权范围内的决定和行动造成影响，包括以其作出失职的决定或利用该个人或政党在政府的势力影响政府的决定和行动，达到帮助公司获得、保持业务或影响其他任何个人和实体的业务的目的。

3.
All records must truly reflect the transactions they record.  All assets and liabilities shall be recorded in the regular books of account.  No undisclosed or unrecorded fund or asset shall be established for any purpose.  No false or artificial entries shall be made in the books and records for any reason.  No payment shall be approved or made with the intention or understanding that any part of such payment is to be used for any purpose other than that described by the document supporting the payment.

所有的记录必须真实反映交易情况。所有的资产和债务必须记载于经常性会计账簿中。不得为任何目的隐瞒或漏记资金和资产。不得以任何理由建立虚假账目。不得批准支付或故意支付任何款项用途与其支持文件不符的款项。

4.	No political contribution shall be made, directly or indirectly, with corporate funds or assets regardless of whether the contributions are legal under the laws of the county in which they are made.
不论是否符合行为地的法律，均不得用公司的资金和资产直接或间接进行政治性捐赠。

5.
Any employee who learns of or suspects a violation of this Policy should promptly report the matter to the President, Chief Financial Officer or Internal Auditor, as appropriate in the circumstances.  All managers shall be responsible for the enforcement of and compliance with this Policy, including the necessary distribution to insure employee knowledge and compliance.

任何雇员得知或觉察到有对本政策的违反行为，应在适当的情况下立即向总裁、首席财务官或内部审计人员报告。所有经理人员应负责本策略的执行和遵守，包括向雇员进行必要的传达以确保其了解和遵守。